UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave
Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As reported by Celularity Inc., or Celularity, in its Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission, or SEC, on November 15, 2024, Celularity was unable to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (“Q3 2024 Form 10-Q”), within the prescribed time period. The extension provided under Rule 12b-25 expired on November 19, 2024.

On November 21, 2024, the Company informed the Listing Qualifications department of the Nasdaq Stock Market LLC (“Nasdaq”) that it failed to timely file its Q3 2024 Form 10-Q within the extension period provided by Rule 12b-25 because the Company had not yet completed the preparation of the financial statements. On November 21, 2024, Nasdaq provided formal notice to the Company that as a result of the Company’s failure to timely file its Q3 2024 10-Q, it no longer complied with the continued listing requirements under the timely filing criteria outlined in Nasdaq Listing Rule 5250(c)(1). Nasdaq’s notice has no immediate effect on the listing of the Company’s common stock and warrants, which continue to trade on the Nasdaq Capital Market under the symbols “CELU” and “CELUW”, respectively.

The Company is required to submit to Nasdaq a plan to regain compliance within 60 calendar days, or by January 20, 2025, and if accepted, the Company has a period of 180 calendar days from the Q3 2024 Form 10-Q due date, or until May 13, 2025, to implement the plan to regain compliance. The Company intends to submit a plan to Nasdaq within the 60-day period and will evaluate available options to regain compliance within the compliance period. However, there can be no assurance that the Company will regain compliance within the compliance period, or maintain compliance with the other Nasdaq listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.

Date: November 29, 2024	By:	/s/ Robert J. Hariri
Robert J. Hariri, M.D., Ph.D.
Chairman and CEO